Subsequent Events	6 Months Ended
Mar. 31, 2023
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
23.	SUBSEQUENT EVENTS

On April 3, 2023, Yizhiying, a wholly-owned subsidiary of Jiangsu EZGO, the variable interest entity of the Company, entered into an equity transfer agreement with Tianjin Mizhiyan New Energy Technologies Co., Ltd. (“Mizhiyan”) and Tianjin Dilang for the transfer of 80% of equity interest of Tianjin Dilang from Yizhiying to Mizhiyan for RMB 2,240,000 (approximately $325,667) (the “Consideration”) by April 10, 2023. Yizhiying agreed to waive its creditor’s rights against Tianjin Dilang as of April 3, 2023 and complete the government record filing process for the transfer of 80% of equity interest within 5 business days after receipt of the Consideration. On April 10, 2023, the Consideration was paid by Mizhiyan and the government record filing for the transfer of 80% of equity interest of Tianjin Dilang was completed on April 11, 2023.

On June 5, 2023, the Company entered into a securities purchase agreement with certain purchasers, in connection with the offer and sale of 10,000,000 units at $0.85 per unit. Each unit consists of one ordinary share, par value US$0.001 per share, and one warrant to purchase one ordinary share at a price of $1.20 per share. The warrants will become exercisable for cash or on a cashless basis upon issuance and will expire one year after the issuance date. The sale was closed on June 16, 2023 and the Company received gross proceeds of $8,500,000.

On June 25, 2023, Jiangsu New Energy pledged the land use right to obtain a line of credit from Jiangnan Rural Commerce Bank of RMB56,810,000 (approximately $8,272,177), with a seven-year term from June 25, 2023 to June 21, 2030. Jiangsu New Energy withdrew RMB32,000,000, of which the annual interest rate is 4.8% and maturity date is June 21, 2030.